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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934






         Date of Report (Date of Earliest Event Reported): May 28, 1998





                               ARCH PETROLEUM INC.

             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware

                 (State or Other Jurisdiction of Incorporation)

          0-9976                                       83-0248900

 (Commission File Number)                 (I.R.S. Employer Identification No.)



       777 Taylor Street, Suite II-A
             Fort Worth, Texas                                  76102

  (Address of Principal Executive Offices)                    (Zip Code)



                                 (817) 332-9209

              (Registrant's Telephone Number, Including Area Code)





          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.     OTHER EVENTS

      On May 28, 1998, Arch Petroleum Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Pogo Producing
Company ("Pogo") and Alphac, Inc. ("Merger Sub"). At the Effective Time (as defined in the Merger Agreement), Merger Sub will be merged with and into the Company, the Company will become a wholly owned subsidiary of Pogo and the stockholders of the Company will receive shares of common stock of Pogo as consideration for the merger. The merger was unanimously approved by the Boards of Directors of Pogo and the Company. The merger is subject to approval of the stockholders of the Company and to customary regulatory approvals.

      The Company will file a proxy statement/prospectus as part of Pogo's Registration Statement on Form S-4 as soon as practicable. The Company intends to distribute the proxy statement/prospectus to the Company's stockholders promptly after the Registration Statement is declared effective by the Securities and Exchange Commission.




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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

     2.1 Agreement and Plan of Merger, dated as of May 28, 1998, among Pogo Producing Company ("Pogo"), Alphac, Inc. and Arch Petroleum Inc. ("Arch").

     2.2 Stockholder Agreement, dated as of May 28, 1998, by and between Pogo and The Travelers Life and Annuity Company.

     2.3 Stockholder Agreement, dated as of May 28, 1998, by and between Pogo and The Travelers Indemnity Company.

     2.4 Stockholder Agreement, dated as of May 28, 1998, by and between Pogo and Connecticut General Life Insurance Company.

     2.5 Stockholder Agreement, dated as of May 28, 1998, by and between Pogo and CIGNA Mezzanine Partners III, L.P.

     2.6 Stockholder Agreement, dated as of May 28, 1998, by and between Pogo and The Lincoln National Life Insurance Company.

     2.7 Stockholder Agreement, dated as of May 28, 1998, by and between Pogo and Threshold Development Company.

     2.8 Form of Stockholder Agreement between Pogo and each of the officers and directors of Arch.

     99.1 Press Release dated May 29, 1998.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ARCH PETROLEUM INC.



Date:  June 4, 1998                 By:      /s/ Randall W. Scroggins
                                        Randall W. Scroggins
                                        Executive Vice President



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                               INDEX TO EXHIBITS


Exhibit                                                                   Page
Number                             Description                           Number


 2.1 Agreement and Plan of Merger, dated as of May 28,1998, among Pogo Producing Company ("Pogo"), Alphac, Inc. and Arch
       Petroleum Inc. ("Arch")

 2.2 Stockholder Agreement, dated as of May 28, 1998, by and between Pogo and The Travelers Life and Annuity Company

 2.3 Stockholder Agreement, dated as of May 28, 1998, by and between Pogo and The Travelers Indemnity Company

 2.4 Stockholder Agreement, dated as of May 28, 1998, by and between Pogo and Connecticut General Life Insurance Company

 2.5 Stockholder Agreement, dated as of May 28, 1998, by and between Pogo and CIGNA Mezzanine Partners III, L.P.

 2.6 Stockholder Agreement, dated as of May 28, 1998, by and between Pogo and The Lincoln National Life Insurance Company

 2.7 Stockholder Agreement, dated as of May 28, 1998, by and between Pogo and Threshold Development Company

 2.8 Form of Stockholder Agreement between Pogo and each of the officers and directors of Arch

 99.1  Press Release dated May 29, 1998




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